EXHIBIT 99.1
         CERTIFICATION PURSUANT TO SECTION 302 OF THE ACT
         ------------------------------------------------

     I, Brian Chelin hereby certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Synreal
Services Corp.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Synreal Servcies Corp. as of, and for, the periods presented in this quarterly report.

4.  As the Chief Executive Officer and Chief Financial Officer of
Synreal Services Corp., I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Synreal Services Corp. and have:

     (a) designed such disclosure controls and procedures to ensure that material information relating to Synreal Services Corp., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

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     (b) evaluated the effectiveness of Synreal Service Corp.'s disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report
     (the "Evaluation Date"); and

     (c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to our auditors:

   (a) all significant deficiencies in the design or operation of internal controls which could adversely affect our ability to record, process, summarize and report financial data and have identified for our auditors any material weaknesses in internal controls; and

   (b) any fraud, whether or not material, that involves management or other employees who have a significant role in our internal controls.

6. I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     November 12, 2003         /s/ Brian Chelin
                             ----------------------------------------
                              Brian Chelin, Chief Executive Officer,
                              President, Treasurer, Chief Financial
                              Officer and Chairman of the Board